UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 26, 2004

CBRL GROUP, INC.

Tennessee

0-25225

        62-1749513

(State or Other Jurisdiction

       (Commission File Number)

    (I.R.S. Employer

      of Incorporation)

               Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None

(b)

Pro Forma Financial Information.  None

(c)      Exhibits.

99.1  Press Release dated March 26, 2004.

Item 9.  Regulation FD Disclosure

The following information is being furnished pursuant to Item 9 of Form 8-K.

On March 26, 2004, CBRL Group, Inc. issued the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to its declaration of a cash dividend of eleven cents per share, payable on May 10, 2004 to shareholders of record as of April 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 26, 2004

CBRL GROUP, INC.

By:    /s/ James F. Blackstock_____

Name: James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary